MOSHER INC.

               Semi-Annual Report
                  June 30, 1997



   A Wealth of Knowledge - A Knowledge of Wealth
           Van Kampen American Capital







Table of Contents

Letter to Shareholders                  1
Portfolio Investments                   4
Statement of Assets and Liabilities     7
Statement of Operations                 8
Statement oF Changes in Net Assets      9
Financial Highlights                   10
Notes to Financial Statements          11







                      Letter to Shareholders

July 28, 1997

Dear Shareholder,

As you know, Van Kampen American Capital was acquired by Morgan Stanley Group Inc., a world leader in asset management. More recently, on February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The merger was completed on May 31, creating the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley, has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm.

 As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms who are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that these changes will continue to work to the benefit of our fund shareholders as we move into the next century.

Mosher, Inc. has undergone a merger of its own, following the decision by shareholders to transfer its assets to the AIM Municipal Bond Fund, a member of the AIM Funds Group. The transfer was structured as a tax-free reorganization with no sales charge. Each shareholder of Mosher, Inc. received a number of Class A shares of the AIM Municipal Bond Fund equal to the aggregate net asset value of his or her shares of Mosher, Inc. Van Kampen American Capital appreciates the support you have given us in the past concerning your investments in Mosher, Inc., and we hope that the transfer of assets to the AIM Funds Group proceeds smoothly.



ECONOMIC REVIEW

Bond prices were volatile during the six months ended June 30. Initially, prices fell as the economy rebounded, culminating at a 4.9 percent pace in GDP in the first quarter. This strength, coupled with warnings by Federal Reserve Board chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. Then, on March 25, the Fed raised short-term rates a modest quarter percentage point, a hike that market participants viewed as the first of many. As a result, the 30-year Treasury bond's yield, which moves in the opposite direction of its price, jumped above 7 percent for the first time in six months.

By the end of April, the bond market turned its attention to a succession of positive news about inflation and signs that economic growth had moderated. This view was reinforced by the Fed's decision not to raise rates again when its policymakers met in May. By the end of June, the yield on the 30-year Treasury bond stood at 6.79 percent, up slightly from 6.64 percent at the end of December, but down sharply from the 7.17 percent high reached in mid-April.


Throughout the first half of 1997, municipal bonds outperformed Treasuries. From the end of December to the end of June, the yield for long-term municipal bonds fell 8 basis points, while the yield on the 30-year Treasury bond rose 20 basis points. A relatively stable supply of new issues, coupled with an increase in retail and institutional demand, contributed to the improved performance of municipal bonds.



Portfolio Strategy

We continued to manage the Fund in a conservative manner in order to seek to preserve shareholders' capital. We maintained a level of high credit quality among bonds in the portfolio, with 82 percent of Fund assets rated at or above investment grade. Within the investment-grade category of bonds, however, we maintained a diversified mix of credit ratings in order to seek to minimize the Fund's volatility to interest rate changes.

As of June 30, about 39 percent of bonds in the portfolio were AAA-rated, which is the highest credit rating assigned to bonds by Standard & Poor's Ratings Group. Many are insured bonds, which are protected against default. Insured bonds currently comprise about half of all new municipal bonds and, as a result, they are extremely liquid. Approximately 9 percent of bonds in the portfolio were pre-funded and fully backed by U.S. Treasuries, whose credit worthiness exceeds all other bonds in the market. Both AAA-rated bonds and pre-refunded bonds tend to provide for safety of principal and perform better when interest rates are falling. Among the remaining assets of the Fund, 5 percent were AA-rated, 15 percent were A-rated, and 23 percent were BBB-rated, which the lowest credit rating in the investment grade category. Another 18 percent were BB-rated or non-rated. These lower-rated bonds have tended to perform better when interest rates are rising, and they have the potential to provide additional income. The insurance does not remove market risk.



Portfolio Composition by Credit Quality as of June 30, 1997
As a Percentage of Long-Term Investments

AAA................... 39.4%
AA....................  4.9%
A..................... 14.8%
BBB................... 23.2%
BB....................  3.4%
Non-Rated............. 14.3%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


Portfolio turnover during the period focused on maintaining the Fund's income-paying ability as well as its high credit quality in order to ensure a smooth transfer of assets to the AIM Municipal Bond Fund. For example, we sold our position in University of Hartford, Conn. bonds because the bonds had been downgraded to below investment grade by Moody's. This timely sale had virtually no material impact on the Fund's NAV.

During the period, the Fund's duration declined as a result of coupon payments and maturities, which increased its cash position. Duration, which is expressed in years, is a measure of the portfolio's sensitivity to interest rate changes. Portfolios with shorter durations tend to perform better when interest rates are rising, and those with longer durations tend to perform better when rates are falling. The relatively short duration of the Fund helped cushion its share price in March and April, when interest rates rose as a result of monetary tightening by the Fed. During the second half of 1996, when interest rates were falling, the Fund's duration limited its gains.

We continue to hold a diverse mix of bonds, including essential service revenue bonds as well as general obligation bonds. The
Fund's leading revenue service sectors are electric utilities, health care, water and sewage, and transportation.



Performance Summary

For the six-month period ended June 30, 1997, the Fund generated a total return at net asset value of 2.91 percent(1). The Fund offered a tax-exempt distribution rate of 6.22 percent(3), based on the ending net asset value of $19.29 per share on June 30, 1997. Because income from the Fund is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.72 percent(4) for investors in the 36 percent federal income tax bracket.



Outlook

We continue to see strength in the economy, but we do not believe that second-quarter growth was nearly as vibrant as the
4.9 percent pace set in the first quarter. While labor productivity and manufacturing remained strong in the second quarter, retail sales fell, and the unemployment rate, which had slipped below 5.0 percent in April and May, edged up to that level in June.

We expect that growth will accelerate again during the second half of the year because the economy's strong underlying fundamentals, including consumer confidence, job growth, and moderate inflation, remain intact. As a result, we believe the Federal Reserve may raise rates again before year end. Given this outlook, we expect the yield on the 30-year Treasury bond to range between 6.5 and 7.5 percent for the remainder of the year.

Thank you for your past confidence in Van Kampen American
Capital. On behalf of your portfolio management team, we wish you success in your future endeavors.



Sincerely,

/s/ Don G. Powell              /s/ Dennis J. McDonnell


Don G. Powell                  Dennis J. McDonnell
Chairman                       President
Van Kampen American Capital    Van Kampen American Capital
Asset Management, Inc.         Asset Management, Inc.









                                                    MOSHER, INC.
                                             Portfolio of Investments
                                             June 30, 1997 (Unaudited)
    Par
    Amount
    (000)   Description                                                Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------------------
            Municipal Bonds 94.8%
            Arizona  2.9%
    $1,000  Gila Cnty, AZ Indl Dev Auth Rev Pollutn Ctl Asarco Inc
               Rfd 8                                                     8.900 % 07/01/06 $  1,051,690
                                                                                             ---------

            Arkansas  2.9%
     1,000  Independence Cnty, AR Pollutn Ctl Rev MS Pwr & Light Co
               Proj Ser C                                                9.500   07/01/14    1,067,850
                                                                                             ---------

            California  2.5%
       400  Foothill/Eastern Tran Corridor Agy CA Toll Road Rev Sr
               Lien Ser A                                                6.000   01/01/16      407,044
       500  Irvine Ranch, CA Wtr Dist Jt Pwrs Agy Local Pool Rev
               Issue II                                                  8.250   08/15/23      520,025
                                                                                             ---------

                                                                                               927,069
                                                                                             ---------

            Colorado  3.3%
       500  Highlands Ranch Metro Dist No 1 CO Rfdg & Impt Ser A
               (Prerefunded @ 09/01/02)                                  7.300   09/01/12      575,805
       500  Mountain Vlg Metro Dist CO San Miguel Cnty Rfdg              7.950   12/01/03      521,040
       100  Southtech Metro Dist CO Rfdg (Prerefunded @ 12/01/97)        9.500   12/01/11      103,369
                                                                                             ---------

                                                                                             1,200,214
                                                                                             ---------

            Connecticut  2.9%
     1,000  Bridgeport, CT Ser A Rfdg (AMBAC Insd)                       6.000   09/01/06    1,078,860
                                                                                             ---------

            Delaware  0.8%
       250  Delaware St Econ Dev Auth Rev Osteopathic Hosp Assoc DE
                Ser A                                                    6.750   01/01/13      288,010
                                                                                             ---------

            Florida  2.1%
       500  Dade Cnty, FL Spl Oblig Courthouse Cent Proj                 5.900   04/01/10      513,370
       250  Plantation, FL Hlth Fac Auth Rev Covenant Retirement Cmnty
                Inc Rfdgs   7.750   12/01/22      267,717
                                                                                             ---------

                                                                                               781,087
                                                                                             ---------

            Illinois  8.1%
       400  Chicago, IL Emergency Tel Sys (FGIC Insd)                    5.600   01/01/10      413,828
       100  Crestwood, IL Tax Increment Rev Rfdg                         7.250   12/01/08      101,132
       200  Illinois Hlth Fac Auth Rev Mem Hosp                          7.250   05/01/22      206,370
     1,000  Illinois St Rfdg (FGIC Insd)                                 5.000   02/01/07    1,009,820
     1,000  Kane Cnty, IL Sch Dist No 131 Aurora East Side (FSA Insd)    5.350   01/01/04    1,032,100
       100  Round Lake Beach, IL Tax Increment Rev Rfdg                  7.200   12/01/04      104,002
       105  Saint Charles, IL Indl Dev Rev Tri-City Cent Proj            7.500   11/01/13      108,862
                                                                                             ---------

                                                                                             2,976,114
                                                                                             ---------

            Indiana  6.6%
       100  Carmel, IN Retirement Rent Hsg Rev Beverly Enterprises Inc
                Proj Rfdg                                                8.750   12/01/08      112,750
     1,000  Columbus, IN Four Star Sch Bldg Corp First Mtg (MBIA Insd)   6.000   01/15/06    1,070,960
       500  Indiana Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg           5.750   01/01/18      496,430
       190  Indiana St Hsg Fin Auth Single Family Mtg Rev Ser B-1        6.150   07/01/17      194,275
       105  Indiana Tran Fin Auth Arpt Fac Lease Rev Ser A               6.250   11/01/16      109,627
       395  Indiana Tran Fin Auth Arpt Fac Lease Rev Ser A
                (Prerefunded @ 11/01/02)                                 6.250   11/01/16      433,671
                                                                                             ---------

                                                                                             2,417,713
                                                                                             ---------

            Iowa  0.3%
       100  Iowa Fin Auth Multi-Family Rev Hsg Park West Proj Rfdg       8.000   10/01/23      101,300
                                                                                             ---------

            Kansas  0.7%
       250  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A               7.375   11/15/14      267,600
                                                                                             ---------

            Louisiana  6.3%
       500  Saint John Baptist Parish LA Sales Tax Dist Pub Impt Ser
                 ST-1987                                                 7.600   01/01/08      607,050
       500  Saint John Baptist Parish LA Sales Tax Dist Pub Impt Ser
                 ST-1987                                                 7.600   01/01/09      609,725
     1,000  West Feliciana Parish, LA Pollutn Ctl Rev Gulf States Util
                 Co Proj Ser A                                           7.500   05/01/15    1,082,380
                                                                                             ---------

                                                                                             2,299,155
                                                                                             ---------
            Massachusetts  3.5%
    $1,000  Massachusetts St Hlth & Edl Fac Auth Rev Winchester Hosp Ser D Rfdg
               (Conn Insd)                                               5.800 % 07/01/09 $  1,017,520
       250  Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Inc/
               Glouchester & Lexington Proj Rfdg                         8.000   05/01/02      267,877
                                                                                             ---------

                                                                                             1,285,397
                                                                                             ---------

            Michigan  2.9%
     1,000  Michigan St Underground Storage Tank Finl Assurance Auth Rev Ser I
               Rfdg (AMBAC Insd)                                         6.000   05/01/05    1,076,850
                                                                                             ---------

            Minnesota  3.1%
     1,000  Centennial Indpt Sch Dist No 12 MN Ser A (MBIA Insd)         5.600   02/01/05    1,055,520
       100  Minneapolis, MN Hlthcare Fac Rev Ebenezer Society Proj Ser A 7.000   07/01/12      100,000
                                                                                             ---------

                                                                                             1,155,520
                                                                                             ---------

            Mississippi  0.7%
       250  Ridgeland, MS Urban Renewal Rev The Orchard Ltd Proj Ser A
                Rfdg                                                     7.750   12/01/15      257,373
                                                                                             ---------

            Nevada  3.2%
     1,185  Reno, NV Redev Agy Downtown Redev Proj Sub Tax Alloc Ser A
                Rfdg                                                     6.000   06/01/10    1,178,625
                                                                                             ---------

            New Hampshire  0.3%
       100  New Hampshire Higher Edl & Hlth Fac Auth Rev Daniel Webster College
               Issue Rfdg                                                7.625   07/01/16      102,681
                                                                                             ---------

            New York  9.6%
       150  New York City Indl Dev Agy Civic Fac Marymount Manhattan
               College Proj                                              7.000   07/01/23      159,031
     1,350  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A      5.000   06/15/17    1,242,702
       455  New York City Ser B Subser B1                                7.375   08/15/13      501,433
        45  New York City Ser B Subser B1 (Prerefunded @ 08/15/04)       7.375   08/15/13       52,822
       500  New York St Dorm Auth Rev City Univ Sys Ser C Rfdg           6.000   07/01/16      501,630
     1,000  New York St Dorm Auth Rev St Univ Edl Fac Ser A Rfdg         6.500   05/15/06    1,081,800
                                                                                             ---------

                                                                                             3,539,418
                                                                                             ---------

            Ohio  2.2%
       500  Cleveland, OH Pkg Fac Rev Impt (Prerefunded @ 09/15/02)      8.000   09/15/12      589,610
       220  Fairfield, OH Econ Dev Rev Beverly Enterprises Inc Proj
               Rfdg                                                      8.500   01/01/03      235,750
                                                                                             ---------

                                                                                               825,360
                                                                                             ---------

            Oklahoma  1.6%
       500  Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent (Prerefunded
               @ 06/01/03)                                               7.200   06/01/17      574,315
                                                                                             ---------

            Oregon  2.8%
     1,000  Marion Cnty, OR Solid Waste & Elec Rev Ogden Martin Sys
               Marion Rfdg (AMBAC Insd)                                  5.500   10/01/06    1,038,850
                                                                                             ---------

            Pennsylvania  1.8%
       150  Doylestown, PA Hosp Auth Hosp Rev Pine Run Ser A             7.200   07/01/23      154,869
       100  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The
               Meadowood Corp Proj Ser A Rfdg                           10.250   12/01/20      120,456
       100  Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg Nursing &
               Rehab Cent                                                7.625   07/01/18       98,458
       250  Scranton-Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor
               Hosp Proj Ser B (Prerefunded @ 07/01/01)                  8.500   07/01/20      270,785
                                                                                             ---------

                                                                                               644,568
                                                                                             ---------

            South Carolina  3.0%
     1,150  Piedmont Muni Pwr Agy SC Elec Rev Ser A Rfdg                 5.750   01/01/24    1,116,535
                                                                                             ---------
            South Dakota  0.3%
      $100  South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med Cent  7.250 % 04/01/20 $    103,183
                                                                                             ---------

            Tennessee  2.5%
       895  Tennessee Hsg Dev Agy Home Ownership Pgm                     6.800   07/01/17      938,569
                                                                                             ---------

            Utah  6.2%
     1,550  Intermountain Pwr Agy UT Pwr Supply Rev Ser 86 B             5.000   07/01/16    1,414,995
       950  Intermountain Pwr Agy UT Pwr Supply Rev Ser 86 C             5.000   07/01/18      852,026
                                                                                             ---------

                                                                                             2,267,021
                                                                                             ---------

            Virginia  0.9%
        65  Covington-Alleghany Cnty, VA Indl Dev Auth Beverly Enterprises Inc
               Proj Rfdg                                                 9.375   09/01/01       71,434
       250  Virginia St Hsg Dev Auth Comwlth Mtg Ser A                   7.100   01/01/17      259,863
                                                                                             ---------

                                                                                               331,297
                                                                                             ---------

            Washington  4.4%
     1,000  Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser A Rfdg
               (AMBAC Insd)                                              6.000   07/01/07    1,061,780
       500  West Richland, WA Wtr & Swr Rev (MBIA Insd)                  7.000   12/01/14      547,070
                                                                                             ---------

                                                                                             1,608,850
                                                                                             ---------

            Wisconsin  2.9%
       500  Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Ser E       7.350   01/01/17      528,830
       500  Wisconsin St Hlth & Edl Fac Auth Rev Wheaton Franciscan Svcs Inc Rfdg
               (Prerefunded @ 08/15/98)                                  8.200   08/15/18      533,555
                                                                                             ---------

                                                                                             1,062,385
                                                                                             ---------

            Wyoming  3.5%
     1,000  Campbell Cnty, WY Sch Dist No 1                              5.350   06/01/04    1,033,800
       250  Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd)         6.700   05/01/12      267,790
                                                                                             ---------

                                                                                             1,301,590
                                                                                             ---------

    Total Long-Term Investments  94.8%
         (Cost $32,315,949)                                                                 34,865,049

    Short-Term Investments at Amortized Cost 2.2%                                              800,000
                                                                                             ---------

    Total Investments 97.0%
         (Cost $33,115,949)                                                                 35,665,049

    Other Assets in Excess of Liabilities   3.0%                                             1,096,828
                                                                                             ---------

    Net Assets    100.0%                                                                   $36,761,877
                                                                                            ==========

    Insurers:
         AMBAC - AMBAC Indemnity Corp.
         Conn - Connie Lee
         FGIC - Financial Guaranty Insurance Corp.
         FSA - Financial Security Assurance, Inc.
         MBIA - Municipal Bond Investor's Assurance Corp.






                                 MOSHER, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            June 30, 1997  (Unaudited)


ASSETS:

  Total Investments (Cost $33,115,949)                           $  35,665,049
  Cash                                                                   4,131
  Receivables:
    Interest                                                           803,402
    Investments Sold                                                   515,000
  Other                                                                  2,237
                                                                 -------------

      Total Assets                                                  36,989,819
                                                                 -------------

LIABILITIES:

  Payables:
    Income Distributions                                               190,528
    Investment Advisory Fee                                             10,604
  Accrued Expenses                                                      26,810
                                                                 -------------

      Total Liabilities                                                227,942
                                                                 -------------

NET ASSETS                                                       $  36,761,877
                                                                 =============

NET ASSETS CONSIST OF:
  Common Shares ($1.00 par value, authorized 5,000,000 shares,
  1,910,907 shares issued, of which 5,625 are held in treasury
  and 1,905,282 shares are outstanding                           $   1,905,282
  Paid in Surplus                                                   31,989,609
  Net Unrealized Appreciation                                        2,549,100
  Accumulated Undistributed Net Investment Income                      296,019
  Accumulated Net Realized Gain                                         21,867
                                                                 -------------

NET ASSETS                                                       $  36,761,877
                                                                 =============


Net Asset Value Per Share ($36,761,877 divided by
   1,905,282 shares outstanding)                                 $       19.29
                                                                 =============




                               MOSHER, INC.

                         STATEMENT OF OPERATIONS
            For the Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME:
  Interest                                                  $   1,139,366
                                                            -------------

EXPENSES:
  Investment Advisory Fee                                          82,382
  Directors Fees and Expenses                                      20,253
  Legal                                                             9,717
  Other                                                             7,335
                                                            -------------

    Total Expenses                                                119,687
    Less Fees Waived                                               18,837
                                                            -------------

    Net Expenses                                                  100,850
                                                            -------------


NET INVESTMENT INCOME                                       $   1,038,516
                                                            =============

REALIZED AND UNREALIZED GAIN/LOSS:
  Net Realized Gain                                         $      21,867
                                                            -------------

  Unrealized Appreciation/Depreciation:
    Beginning of the Period                                     2,552,599
    End of the Period                                           2,549,100
                                                            -------------

  Net  Unrealized Depreciation During the Period                   (3,499)
                                                            -------------

NET REALIZED AND UNREALIZED GAIN                            $      18,368
                                                            =============

NET INCREASE IN NET ASSETS FROM OPERATIONS                  $   1,056,884
                                                            =============







                                  MOSHER, INC.

                     STATEMENT OF CHANGES IN NET ASSETS
                   For the Six Months Ended June 30, 1997
              and the Year Ended December 31, 1996  (Unaudited)



                                                        Six Months Ended  Year Ended
                                                        June 30, 1997     December 31, 1996
                                                        --------------- -------------------
FROM INVESTMENT ACTIVITIES:

  Operations:
  Net Investment Income                                 $    1,038,516  $    2,102,185
  Net Realized Gain                                             21,867         206,450
  Net Unrealized Depreciation                                   (3,499)       (645,969)
                                                        --------------  --------------

  Change in Net Assets from Operations                       1,056,884       1,662,666
                                                        --------------  --------------

  Distributions from Net Investment Income                  (1,143,169)     (2,000,547)
  Distributions from and in Excess of Net Realized Gain            -0-        (666,849)
                                                        --------------  --------------

    Total Distributions                                     (1,143,169)     (2,667,396)
                                                        --------------  --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES            (86,285)     (1,004,730)
                                                        --------------  --------------

NET ASSETS:
  Beginning of the Period                                   36,848,162      37,852,892
                                                        --------------  --------------

  End of the Period (Including accumulated
  undistributed net investment income of
  $296,019 and $400,672, respectively).                 $   36,761,877  $   36,848,162
                                                        ==============  ==============






                                             MOSHER, INC.


                                        FINANCIAL HIGHLIGHTS
                 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)


                                                                                Year Ended December 31,
                                                           ----------------------------------------------------------------------
                                          Six Months Ended
                                             June 30, 1997   1996    1995    1994    1993    1992    1991    1990    1989    1988
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period        $   19.340 $ 19.87 $ 18.55 $ 20.36 $ 19.88 $ 19.45 $ 18.83 $ 19.54 $ 18.86 $ 17.99
                                                ---------- ------- ------- ------- ------- ------- ------- ------- ------- -------
  Net Investment Income                               .545   1.103    1.27    1.36    1.41    1.36   1.455    1.46    1.47    1.47
  Net Realized and Unrealized Gain/Loss               .009   (.233)   1.35   (1.80)    .47     .47    .665   (.67)     .71     .85
                                                ---------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total from Investment Operations                      .554    .870    2.62   (.44)    1.88    1.83    2.12     .79    2.18    2.32
Less:                                           ---------- ------- ------- ------- ------- ------- ------- ------- ------- -------
  Distributions from Net Investment Income            .600   1.050    1.30    1.37    1.40    1.40    1.50    1.50    1.50    1.45
  Distributions from Net Realized Gain                 -0-    .350     -0-     -0-     -0-     -0-     -0-     -0-     -0-     -0-
                                                ---------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Total Distributions                                   .600   1.400    1.30    1.37    1.40    1.40    1.50    1.50    1.50    1.45
                                                ---------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Net Asset Value, End of the Period              $   19.294 $19.340 $ 19.87 $ 18.55 $ 20.36 $ 19.88 $ 19.45 $ 18.83 $ 19.54 $ 18.86
                                                ========== ======= ======= ======= ======= ======= ======= ======= ======= =======



Total Return                                          2.91%** 4.59%  14.12%  (2.16%)  9.46%   9.41%  11.26%   4.04%  11.56%  12.90%
Net Assets at End of the Period (In millions)        $36.8   $36.8   $37.9   $35.3   $38.8   $37.9   $37.1   $35.9   $37.2   $35.9
Ratio of Expenses to Average Net Assets*              0.56%   0.67%   0.64%  .74%    .73%    .85%    .77%    .81%    .85%    .85%
Ratio of Net Investment Income to Average Net
 Assets*                                              5.72%   5.67%   6.54%   7.03%   6.93%   6.91%   7.59%   7.67%   7.57%   7.93%
Portfolio Turnover                                       3%**   35%     21%     18%      5%     15%      2%      1%      0%      5%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets               0.66%   0.77%   0.69%  .76%    .78%      N/A     N/A     N/A     N/A     N/A
Ratio of Net Investment Income to Average Net Assets  5.62%   5.57%   6.49%   7.01%   6.88%    N/A     N/A     N/A     N/A     N/A

N/A = Not Applicable
** Non-Annualized






                            MOSHER INC.
                 NOTES TO FINANCIAL STATEMENTS
                    June 30, 1997 (Unaudited)

1.  Significant Accounting Policies

Mosher Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income that is exempt form federal income tax by investing primarily in municipal debt securities.

 The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



A. Security Valuation - Investments in municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 18% of the Fund's long-term investments at the end of the period.



B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.



C. Investment Income - Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

 D. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

      At June 30, 1997, for federal income tax purposes the cost of long- and short-term investments is $33,115,949, the aggregate gross unrealized appreciation is $2,550,645 and the aggregate gross unrealized depreciation is $1,545, resulting in net unrealized appreciation of $2,549,100.



E. Distribution of Income and Gains - The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. Investment Advisory Agreement

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .45% of average weekly net assets. The Adviser has voluntarily agreed to waive all management fees in excess of .35% of the Fund's average weekly net assets.



3.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,007,750 and $1,725,625, respectively.



4.  Directors Compensation

Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $3,000 plus a fee of $750 per Board meeting and $200 per Committee meeting attended. During the period, such fees aggregated $18,700.



5. Subsequent Event

On July 28, 1997, the Fund was combined into AIM Municipal Bond
Fund pursuant to a letter of intent dated February 20, 1997.








               MOSHER, INC.



Board of Directors

Dougal A. Cameron, IV
Milton E. Eliot
Christopher T. Jones
Richard L. Kendall
John H. Lindsey
Robert C. McNair
Charles C. Ryrie
Robert Stewart, Jr.


Officers

Milton E. Eliot
  Chairman

Christopher T. Jones
  President

Charles C. Ryrie
  Vice President and Treasurer

Arthur H. Rogers
  Secretary



Investment Adviser

Van Kampen American Capital
Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Shareholder Servicing Agent

Boston Equiserve LP
P.O. Box 8200
Boston, Massachusetts 02266-8200


Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


Legal Counsel

Fulbright & Jaworski
1301 McKinney
Houston, Texas 77010


Independent Accountants

KPMG Peat Marwick LLP
Peat Marwick Plaza
700 Louisiana
Houston, Texas 77210-4545



Inquires about an investor's account should be referred to the Fund's Transfer Agent,

AIM Fund Services, Inc.

P.O. Box 4739

Houston, Texas 77210-4739

Investor Services: (800) 959-4246